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                                                                      EXHIBIT 23

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-32357, 33-51210, 33-68520, 333-00052, 333-98707 and 333-09595 of Goody's
Family Clothing Inc. on Form S-8 of our report dated March 17, 2003, appearing in the Annual Report on Form 10-K of Goody's Family Clothing Inc. for the year ended February 1, 2003.

DELOITTE & TOUCHE LLP
Atlanta, Georgia
March 21, 2003